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                                                              EXHIBIT 99.906CERT

 CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, President of Virtus Insight Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 6, 2011          /s/ George R. Aylward
                                 ---------------------------------
                                 George R. Aylward, President
                                 (principal executive officer)

I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Virtus Insight Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 6, 2011          /s/ W. Patrick Bradley
                                 -----------------------------------------------
                                 W. Patrick Bradley, Chief Financial Officer and
                                 Treasurer
                                 (principal financial officer)